UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [   ]

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[ ]	Definitive Additional Materials
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WORLDQUEST NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
MATTERS TO BE ACTED UPON
PROPOSAL 1
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2
PROPOSAL 3
PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
EXPENSES OF SOLICITATION
Appendix A
Appendix B
Appendix C

WORLDQUEST NETWORKS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of WorldQuest Networks, Inc. (the “Company”) will be held on Tuesday, November 9, 2004, at 10:00 a.m., local time, at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, for the following purposes:

(1)	To elect five members of the Board of Directors to serve until the 2005 annual meeting of stockholders or until their respective successors are duly elected and qualified;

(2)	To consider and act upon the proposal to amend the company’s Certificate of Incorporation to change the name from “WorldQuest Networks, Inc.” to “WQN, Inc.”;

(3)	To ratify the appointment of Grant Thornton LLP as our independent public accountants; and

(4)	To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     The holders of record of common stock of the Company at the close of business on October 20, 2004 will be entitled to vote at the meeting.

     For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company’s offices at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254.

By order of the Board of Directors

Victor E. Grijalva
Secretary

October 22, 2004

     You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

WORLDQUEST NETWORKS, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

November 9, 2004

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of WorldQuest Networks, Inc. The proxies solicited in connection with this proxy statement will be used at our annual meeting of stockholders to be held on Tuesday, November 9, 2004 at 10:00 a.m., local time, at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or our Secretary at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed form of proxy are being mailed to stockholders on or about October 22, 2004.

     Our principal executive office is located at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254, and our telephone number is (972) 361-1980.

     The Board of Directors has fixed the close of business on October 20, 2004 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting, or any adjournment or postponement thereof. At the close of business on the Record Date, we had outstanding and entitled to vote 6,814,382 shares of common stock, $.01 par value. The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will constitute a quorum. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the annual meeting.

     The Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, is enclosed with this proxy statement.

MATTERS TO BE ACTED UPON

     As of the date of this proxy statement, the Board of Directors knows of no matters which are likely to be presented for consideration at the annual meeting, other than the election of directors (Proposal 1), the amendment of the Company’s Certificate of Incorporation to change the name from “WorldQuest Networks, Inc.” to “WQN, Inc.” (Proposal 2), and ratification and appointment of Grant Thornton LLP as our independent public accountants for the fiscal year ending December 31, 2004 (Proposal 3). No other matter was timely delivered to us in accordance with our Bylaws for consideration at the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by us prior to the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

     At the meeting, five directors are to be elected to hold office until the 2005 annual meeting of stockholders or until their successors are elected and qualified. Our Bylaws provide that the number of directors shall be fixed by the Board of Directors. The nominees for consideration by holders of common stock are identified below under “Director Nominees”.

     Proxies for shares of common stock may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below unless authorization is withheld on the proxy. We do not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by us.

     The enclosed form of proxy provides a means for holders of common stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of common stock does not specify otherwise, the shares represented by such stockholder’s proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by us. The withholding of authority or abstention or broker nonvotes will have no effect upon the election of directors by holders of common stock because under Delaware law directors are elected by a plurality of the votes cast, assuming a quorum is present.

  The Board of Directors recommends a vote FOR the nominees to the Board of Directors identified below.

     The following table provides information as of October 22, 2004, with respect to our nominees for director and executive officers:

			Served as Executive
			Officer or
Name	Age	Position	Director Since
Director Nominees
B. Michael Adler	56	Director, President and Chief Executive Officer	1996
Robert A. Farmer(1)(2)(3)	66	Chairman of the Board	2000
E. Denton Jones(1)(3)	52	Director	1999
Elizabeth H. Buchler(1)(2)(3)	54	Director	2000
Hal H. Bibee(2)(4)	52	Director	2004
Executive Officers
Victor E. Grijalva	39	Vice President, Chief Financial Officer, Secretary and Treasurer	2001

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating Committee.

(4)	Mr. Bibee was appointed to the Board of Directors on October 17, 2004.

DIRECTOR NOMINEES

     B. Michael Adler is the founder of WorldQuest and was our Chairman of the Board since our inception in 1996 through March 2004. Mr. Adler has been our Chief Executive Officer and President since March 2004. Mr. Adler also served as our Chief Executive Officer from 1996 to 2001. Mr. Adler was a director of Intellicall, Inc., a publicly traded public access communications company, until its merger with Wireless WebConnect!, Inc. on March 30, 2001. Mr. Adler founded Intellicall in 1984 and served as Chairman or Vice Chairman of the Board from its inception until November 1993. From November 1993 until July 1999, Mr. Adler was the Chairman of the Board of The Payphone Company Limited, a company that installs and owns a wireless pay phone network in Sri Lanka. For approximately the last eight years, he has been the Chief Executive Officer of Eagle Venture Capital, LLC, a Delaware limited liability company, formerly known as WorldQuest Networks, LLC.

     Robert A. Farmer has been our Chairman of the Board since March 2004. Mr. Farmer has been Chief Executive Officer and Chairman of the Board of Advanced Multimedia Group, Inc., a privately held Internet incubator and consulting firm, since November 1999. From August 1994 until March 1999 he was Consul General of the United States to Bermuda. Mr. Farmer has been a director of WorldQuest since August 2000.

     E. Denton Jones has been a private investor since August 2002. Prior to that, Mr. Jones was Chairman of the Board and Chief Executive Officer of New York City Telecommunications Company, Inc., a privately held telecommunications company, since he co-founded it in June 1993. Mr. Jones has been involved in the telecommunications industry since 1984 and owned or operated several privately held telecommunications companies during that time prior to co-founding New York City Telecommunications. These companies were Altus Communications, Inc., MSC Services, Inc., MSC National, Inc. and NYLT, Inc. (formerly known as New York Local Telephone, Inc.). He has been a director of WorldQuest since July 1999.

     Elizabeth H. Buchler has been the owner and principal broker of Real Estate Showcase, a real estate sales and management firm since 1985. She has been active in the real estate business since 1971 and has served as an officer for the Louisiana Real Estate Commission and various state and local realtor boards. She has been a director of WorldQuest since December 2000.

     Hal H. Bibee has been a director of WorldQuest since October 2004, and is chairman of the WorldQuest audit committee. Involved with telecommunications since 1984, Mr. Bibee has served as an independent financial consultant specializing in start-up ventures, debt restructuring, and investment banking. Since 2003, Mr. Bibee has been CFO and partner of Parkway Properties, which develops and operates state-of-the art storage facilities. In 2000, he became CEO of INTELLICAD, LLC, an engineering, design, drafting, and consulting telecommunications firm that specializes in the design of hybrid fiber/coax and fiber to the unit telecommunications systems. In 1998, Mr. Bibee became a general partner of ASETZ, a diversified real estate development and investment company, in addition to serving as CEO for FiberLink, LLC, an engineering, construction, and consulting telecommunications firm that specializes in constructing telecommunications systems to compete with existing CATV providers. From 1995 to 2000, Mr. Bibee was CEO for Better Choice TV, Inc., which was formed to pursue the acquisition and development of wireless telecommunications systems.

Executive Officers

     Victor E. Grijalva joined WorldQuest in June 2001 as the Vice President, Chief Financial Officer, Secretary and Treasurer. From May 2000 to February 2002, he served as Vice President and Chief Financial Officer of Trinity e-Ventures, Inc., a wholly-owned subsidiary of Trinity Industries, Inc., which launched companies to develop innovative technology and internet solutions for the industrial sector. From May 1999 to May 2000, he served as Senior Vice President and Chief Financial Officer of MH2 Technologies, Ltd., a leading provider of technology solutions and wireless applications designed to manage the residential and light commercial construction process. Prior to May 1999, he held various management positions at PricewaterhouseCoopers, LLP, where he served in the Houston, London, Denver and Dallas offices providing management and business advisory services.

Board of Directors and Committees of the Board

     Our Board of Directors has a Compensation Committee, an Audit Committee and a Nominating Committee. During 2003, the Board of Directors held six meetings, the Audit Committee held five meetings and the Compensation Committee held two meetings. The Nominating Committee was formed on October 12, 2004 and held its first meeting on that date. No director attended fewer than 75 percent of the meetings held by the Board or the committees on which he or she served during the 2003 fiscal year.

     Compensation Committee. The Compensation Committee is responsible for recommending to the Board of Directors all officer salaries, management incentive programs and bonus payments. Its current members are Messrs. Jones and Farmer and Ms. Buchler.

     Audit Committee. The Audit Committee recommends the firm to be appointed as independent public accountants to audit WorldQuest’s financial statements and to perform services related to the audit; reviews the scope and results of the audit with the independent public accountants; reviews the Company’s year-end operating results with management and the independent public accountants; considers the adequacy of WorldQuest’s internal accounting and control procedures; reviews the non-audit services to be performed by the independent public accountants, if any; and evaluates the accountants’ independence. The Audit Committee is governed by a written charter approved by the Board which is attached as Appendix A. Its members are Mr. Farmer, Mr. Bibee and Ms. Buchler.

     While comprised entirely of independent directors (as defined in the Nasdaq Marketplace Rules), the Company’s Audit Committee did not have a “financial expert” within the meaning of Item 401(e) of Regulation S-B for the period from March 16, 2004 to October 17, 2004. In March 2004, Gary Fiedler resigned from our Board of Directors. At the time of his resignation, Mr. Fiedler was the Chairman of our Audit Committee. Mr. Fiedler also was a “financial expert” within the meaning of Item 401(e) of Regulation S-B. As a result of his resignation, the Audit Committee was left without a “financial expert.” On October 17, 2004, the Company appointed Mr. Hal Bibee to its board of directors and as the Chairman of the Company’s audit committee. Mr. Bibee is an independent director (as defined in the Nasdaq Market Rules) and a “financial expert” within the meaning of Item 401 (e) of Regulation S-B.

     Nominating Committee. The Nominating Committee identifies and recommends director nominees to be elected by the Company’s stockholders in connection with each annual meeting. The Nominating Committee is also responsible for recommending to the Board membership on standing Board committees and for identifying and recommending director appointees to take office between annual meetings.

     As part of this process, the Nominating Committee will consider and evaluate nominees proposed by stockholders. The procedures for stockholders to nominate directors are set forth in the Company’s Bylaws. Stockholders wishing to submit nominations should notify our President at the principal executive offices of the Company, located at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254. In order to be considered by the Nominating Committee, nominations must be in writing and addressed to the President and must be received by the Company on or before the deadline for receipt of stockholder proposals. See “Stockholder Proposals for the 2005 Annual Meeting of Stockholders.”

     The Nominating Committee evaluates each candidate, including incumbents, based on the same criteria. In reviewing potential candidates for the Board, the committee considers each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective Board member. The Nominating Committee will also consider the Board’s having an appropriate mix of backgrounds, skills and qualifications, the qualities and skills that the committee believes are necessary for one or more of the Company’s directors to possess and standards for the overall structure and composition of the Company’s Board.

     The Nominating Committee is governed by a written charter approved by the Board which is attached as Appendix B. Its current members are Messrs. Jones and Farmer and Ms. Buchler. Each member of the Nominating Committee is independent for purposes of the Nasdaq Marketplace Rules.

     Director Compensation. We pay our non-employee directors annual compensation of $20,000 for their services. We pay our Chairman of the Board annual compensation of $35,000 for his services. In addition, non-employee directors receive a fee of $1,000 for each meeting attended. Non-employee directors attending any committee meeting receive an additional fee of $1,000 for each committee meeting attended, unless the committee meeting is held on the day of a meeting of the Board of Directors, in which case they receive no additional compensation for attending the committee meeting. Non-employee directors are also reimbursed for reasonable costs and expenses incurred for attending any director or committee meetings. Our officers who are directors are not paid any director fees. Each new non-employee director will be granted options to purchase 25,000 shares of common stock under our stock option plans concurrently with his or her initial election to the Board. Each director shall automatically receive an option to purchase up to 10,000 shares following each annual meeting of the stockholders of the Company, if immediately after such meeting, he or she will continue to serve on the Board and has served on the Board for at least the preceding six months.

Communications with Directors

     The Board maintains a process for stockholders to communicate with the Board of Directors or any Board member. Stockholders who desire to communicate with the Board should send any communication to the Company’s Secretary, c/o WorldQuest Networks, Inc., 14911 Quorum Drive, Suite 140, Dallas, Texas 75254. Any communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed, unless the communication is threatening or illegal, uses inappropriate expletive language or is similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Attendance at Annual Meetings

     It has been the longstanding practice of the Company to encourage all directors to attend the Annual Meeting of Stockholders. All directors who were elected to the Board at the last Annual Meeting were in attendance.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and acts under a written charter approved by the Board of Directors, which is included with this Proxy Statement as Appendix A.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Audit Committee has reviewed and discussed with the independent auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the formal written disclosures received from the auditors and required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of non-audit services with the auditors’ independence.

     The Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

By: The Audit Committee of the Board of Directors

Robert A. Farmer (Chairman)
Elizabeth H. Buchler

October 12, 2004

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM
“WORLDQUEST NETWORKS, INC.” TO “WQN, INC.”

     In October 2004, the Board of Directors adopted, subject to stockholder approval at the meeting, a resolution approving an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “WorldQuest Networks, Inc.” to “WQN, Inc.”. The name change will become effective when the Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) is filed with the Secretary of State of the State of Delaware. The Company will file the Certificate of Amendment promptly after (and if) its stockholders approve the name change. A copy of the Company’s Certificate of Amendment is attached to this proxy statement as Appendix C.

     In October 1997, the Patent and Trademark Office issued a notice of publication regarding our application to register “WorldQuest Networks” as a trademark. In response to that notice, Qwest Communications filed a notice of opposition in September 1998. Qwest Communications instituted a cancellation proceeding in the Patent and Trademark Office for the registered trademark “WorldQuest.” In December 2001, a judgment was made in the Company’s favor whereby Qwest’s motion to cancel our “WorldQuest” trademark was dismissed, however, Qwest filed a motion appealing the judgment. In December 2002, Qwest filed a separate complaint stating that the Company’s prepaid cash card product infringes on the Qwest trademark. In February 2003, the companies settled all outstanding claims whereby WorldQuest received a cash payment and telecommunication services (primarily long distance termination) from Qwest and Qwest retained all rights to the trademarks in question. Pursuant to the terms of the settlement agreement, the Company is required to change its name.

     The proposed amendment will not have a material affect on the Company’s business, operations, assets or reporting requirements. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to the Company’s transfer agent. The common stock will continue to trade under the stock symbol “WQNI” on the NASDAQ.

     The Board of Directors has approved the Certificate of Amendment and has adopted a resolution to change the name of the Company to WQN, Inc. The proposal to amend the Company’s Certificate of Incorporation will be adopted if a majority of the outstanding Shares of Common Stock vote in favor of it. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on the proposal.

The Board of Directors recommends a vote FOR the approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “WorldQuest Networks, Inc.” to “WQN, Inc.”

PROPOSAL 3

RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of its Audit Committee, has selected Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004, and has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the annual meeting.

     Stockholder ratification of the selection of Grant Thornton LLP as WorldQuest’s independent public accountants is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such appointment would be in the best interest of WorldQuest and its stockholders.

     A representative from Grant Thornton LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if so desired. The representative is expected to be available to respond to appropriate questions from stockholders.

     Audit Fees. The aggregate fees billed for each of the fiscal years ended 2003 and 2002 for professional services rendered by Grant Thornton LLP, the Company’s principal accountant for the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-QSB for the fiscal years then ended, including fees for services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements for each such fiscal year, were $94,000 and $65,000, respectively.

     Audit-Related Fees. Grant Thornton LLP did not bill the Company any fees for assurance and related services, which are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported in under the caption “Audit Fees” above, in either of the fiscal years ended 2002 and 2003.

     Tax Fees. The aggregate fees billed for each of the fiscal years ended 2003 and 2002 for professional services rendered by Grant Thornton LLP for tax compliance, tax advice and tax planning were $10,000 and $10,000, respectively. These fees consisted of tax compliance services and tax advice provided to the Company in connection with the preparation of its tax returns.

     All Other Fees. The aggregate fees billed for each of the fiscal years ended 2003 and 2002 for products and services provided by Grant Thornton LLP, other than fees reported under the categories above, were $24,000 and $4,245, respectively. These fees consisted primarily of business advisory services to evaluate potential acquisitions and other transactions.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as WorldQuest’s independent public accountants for the fiscal year ending December 31, 2004.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The table below provides certain information regarding the ownership of our common stock as of September 30, 2004, by each stockholder known to us to own beneficially more than five percent of our outstanding common stock, each current director and nominee, and all executive officers, directors and nominees as a group, based on information provided to us by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table. The address for all our Executive Officers and Directors is 14911 Quorum Drive, Suite 140, Dallas, Texas 75254.

     Eagle Venture Capital, LLC is the record and beneficial owner of 2,566,478 shares. B. Michael Adler owns a controlling interest in Eagle Venture and is deemed to beneficially own these shares. The share ownership for Mr. Adler also includes vested options to purchase 25,000 shares and 100,000 shares owned by Adler Family Trust. WorldQuest Communications, Inc. is the record and beneficial owner of 300,000 shares. WorldQuest Communications, Inc. is owned 100% by the E. Denton Jones Family Trust and E. Denton Jones is deemed to beneficially own these shares. The ownership for Mr. Jones also reflects 1,000 shares owned by a company with respect to which he shares investment and dispositive power, as well as a vested option to purchase 25,000 shares and unvested options to purchase 10,000 shares. The share ownership for Robert A. Farmer includes vested options to purchase 25,000 shares and unvested options to purchase 10,000 shares. It also includes 12,750 shares and vested warrants to purchase 100,000 shares owned by Advanced Multimedia Group, Inc. Elizabeth H. Buchler’s beneficial ownership includes vested options to purchase 25,000 shares, unvested options to purchase 10,000 shares, vested options to purchase 30,000 shares from Eagle Venture and 1,000 shares owned by Ms. Buchler’s spouse. Victor E. Grijalva’s beneficial ownership includes vested options to purchase 97,500 shares and unvested options to purchase 37,500 shares.

	Shares beneficially	Percentage of
Name	owned	shares owned
Executive Officers and Directors:
B. Michael Adler	2,691,478	39.5%
E. Denton Jones	336,000	4.9
Robert A. Farmer	199,250	2.9
Elizabeth H. Buchler	67,369	1.0
Hal H. Bibee	—	0.0
Victor E. Grijalva	138,050	2.0
All executive officers and Directors as a group (5)	3,432,147	50.4

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the annual and long-term compensation earned by our Chief Executive Officer and each executive officer who had an annual salary and bonus during fiscal 2003 exceeding $100,000. We refer to these individuals collectively as the Named Executive Officers.

		Annual Compensation			Long Term Compensation Awards
Name and principal position	Year	Salary($)	Bonus($)	Other annual compensation($)	Securities Underlying Options
B. Michael Adler, President, Chief	2003	175,000	—	—	—
Executive Officer	2002	175,000	—	—	—
	2001	175,000	—	—	—

R. Stephen Polley, President, Chief	2003	300,000	—	—	—
Executive Officer (1)	2002	300,000	—	—	—
	2001	189,808	275,000	—	425,000

Victor E. Grijalva, Vice President,	2003	150,000	—	—	—
Chief Financial Officer, Secretary and	2002	150,000	25,000	—	—
Treasurer (2)	2001	46,057	—	—	60,000

(1)	Mr. Polley started with WorldQuest in May 2001. Mr. Polley resigned from the Company effective March 16, 2004.

(2)	Mr. Grijalva started with WorldQuest in June 2001.

Employment Agreements

     WorldQuest has entered into an employment agreement with Mr. Adler, a director and the Company’s President and Chief Executive Officer since March 2004. The agreement expires on April 13, 2006. Under the agreement, Mr. Adler is entitled to receive a base salary of $175,000 per annum, and annual bonuses as determined by the Compensation Committee. WorldQuest has also entered into an employment agreement with Mr. Grijalva, the Company’s Vice President, Chief Financial Officer, Secretary and Treasurer. The agreement expires on April 13, 2006. Under the agreement, Mr. Grijalva is entitled to receive a base salary of $150,000 per annum, and annual bonuses as determined by the Compensation Committee.

Option Grants

     The following table provides certain summary information concerning shares of common stock represented by stock options granted to each of the Named Executive Officers during fiscal year 2003.

Percentage of Total
	Number of Securities	Options Granted to	Exercise	Expiration
	Underlying Options	Employees in Fiscal Year	Price	Date
B. Michael Adler	—	—	—	—
R. Stephen Polley	—	—	—	—
Victor E. Grijalva	—	—	—	—

Fiscal Year-End Option Values

     The following table provides information concerning the shares of common stock represented by outstanding stock options held by each of the Name Executive Officers on December 31, 2003. No options were exercised by the Named Executive Officers during fiscal year 2003.

	Number of Securities
	Underlying Unexercised		Value of Unexercised
	Options at		in-the-Money Options at
	December 31, 2003		December 31, 2003(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
B. Michael Adler	25,000	—	$11,000	$—
R. Stephen Polley	425,000	—	$449,000	$—
Victor E. Grijalva	40,000	20,000	$38,667	$19,333

(1)	Value is based on the closing sales price of $3.20 per share on December 31, 2003, the last trading day in 2003.

EQUITY COMPENSATION PLAN INFORMATION

Summary of Equity Compensation Plan

     Shown below is information concerning all equity compensation plans and individual compensation arrangements in effect as of the end of the last fiscal year.

	Equity Compensation Plan Information
			Number of
			Securities
	Number of		Remaining
	Securities To Be	Weighted	Available For
	Issued Upon	Average Exercise	Future Issuance
	Exercise of	Price of	Under Equity
	Outstanding	Outstanding	Compensation
Plan Category	Options	Options	Plans
Equity compensation plans approved by security holders	901,914	$3.93	838,086
Equity compensation plans not approved by security holders	167,867	$3.33	—

Total	1,069,781	$3.84	838,086

     The equity compensation plans not approved by security holders consist of options issued outside the Company’s option plans to purchase 167,867 shares of our common stock to a former officer of the Company at an exercise price of $3.33 with a seven year term. All of these options are vested and outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company’s President and Chief Executive Officer holds a controlling interest in Eagle Venture Capital, LLC (“Eagle Venture”) which owns approximately 2.6 million, 41%, of the outstanding shares of common stock of our Company as of December 31, 2003. For the year ended December 31, 2002 the Company paid outstanding interest of $47,000 on its term loan from Eagle Venture. The principal balance of $925,000 was paid on July 24, 2002, thereby satisfying in full the Company’s obligation on the term loan. The Company also had a $1.4 million line of credit with Eagle Venture, none of which was ever utilized and which expired on May 5, 2002.

     Advanced Multimedia Group, Inc. (“AMG”), a company managed by Robert A. Farmer, our Chairman, has warrants outstanding to acquire 100,000 shares of the Company’s common stock. The warrants were issued to AMG prior to Mr. Farmer becoming a Director of the Company. The warrants have an exercise price of $6.00 per share and expire in 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), or upon written representations received by us, we are not aware of any failure by any officer, director or beneficial owner of more than 10% of our common stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to fiscal year 2003.

STOCKHOLDER PROPOSALS FOR THE
2005 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders must be received by us at our principal executive office at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254, by December 31, 2004 for inclusion in our proxy statement and form of proxy relating to the 2005 annual meeting of stockholders.

     In addition, our Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders’ meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to our President regarding such nominations or other business. To be timely, a notice must be delivered to the President in writing at our principal executive offices no earlier than January 1 of the year in which such annual meeting will be held and not later than February 15 of the year in which such annual meeting will be held.

     Accordingly, a stockholder who intends to present a proposal at the 2005 annual meeting of stockholders without inclusion of the proposal in our proxy materials for the 2005 annual meeting must provide written notice of the nomination or other business they wish to propose to our President no earlier than January 1, 2005 and not later than February 15, 2005. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies in the accompanying form will be paid by the Company, including reimbursement to brokerage houses, brokers, custodians, nominees and other fiduciaries for their expenses in forwarding proxy materials to beneficial owners. In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies by telephone, telegram or personal interviews.

By Order of the Board of Directors

Victor E. Grijalva
Secretary

October 22, 2004

Appendix A

WORLDQUEST NETWORKS, INC.

AUDIT COMMITTEE CHARTER

Organization

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of not less than three (3) directors, a majority of whom meet the definition of “Independent Director” under Nasdaq’s Marketplace Rules, and the remainder of whom are independent of the management of the corporation and are free of any relationship, that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to changing conditions relating to the corporate accounting and reporting practices of the corporation and pertinent regulatory requirements.

     In carrying out those responsibilities, the audit committee will:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

•	Review annually the adequacy of this charter.

•	Review annually a written statement from the independent auditors delineating all of their relationships with the corporation, consistent with Independent Standards Board Standard 1, and discussing with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors, and taking or recommending appropriate action regarding such independence, including, where appropriate, replacing the independent auditors.

•	Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors, the company’s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

•	Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

•	Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

A-1

Appendix A

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

•	Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review accounting and financial human resources and succession planning within the company.

•	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with the board of directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

A-2

Appendix B

WORLDQUEST NETWORKS, INC.

NOMINATING COMMITTEE CHARTER

Purpose

     The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of WorldQuest Networks, Inc. (the “Company”) is to (i) identify individuals qualified to become Board members; (ii) recommend to the Board a slate of director nominees to be elected by the stockholders at the next annual meeting of stockholders and, when appropriate, director appointees to take office between annual meetings; and (iii) recommend to the Board membership on standing Board committees.

Committee Membership

     The Committee shall consist of a number of directors fixed from time to time by the Board but not fewer than two. The members of the Committee shall be appointed annually by the Board in its discretion. Committee members may be replaced by the Board between annual appointments in the Board’s discretion. The Committee shall consist solely of “independent directors,” i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the rules of the Nasdaq Stock Market, Inc.

Committee Structure and Operations

     The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The chairperson shall be responsible for scheduling all meetings of the Committee, determining the agenda for each meeting, presiding over meetings of the Committee and coordinating reporting to the Board. In the absence of the chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

     The Committee shall meet in person or telephonically at such times and with such frequency as it determines to be necessary or appropriate, but not less than one time per year. Members of the Committee are expected to use all reasonable efforts to attend each meeting. The Committee may invite members of management, legal counsel or other advisors to attend meetings of the Committee. The Committee may take action by the unanimous written consent of its members.

Committee Duties and Responsibilities

     The Committee shall:

1.	Search for, identify, evaluate the qualifications of and recommend to the Board the slate of qualified director nominees to be elected by the stockholders in connection with each annual meeting, and any directors to be elected by the Board to fill vacancies or newly created directorships between annual meetings. As part of its process, the Committee shall consider and evaluate nominees proposed by stockholders.

2.	In assessing the qualifications of prospective nominees to the Board, consider each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of the Company and its stockholders. The Committee also shall give consideration to the Board’s having an appropriate mix of backgrounds and skills, qualifications that the Committee believes must be met by prospective nominees to the Board, qualities or skills that the Committee believes are necessary for one or more of the Company’s directors to possess and standards for the overall structure and composition of the Company’s Board.

3.	Recommend committee assignments for directors to the Board as openings occur on committees of the Board, or as rotations of committee assignments are deemed advisable by the Board upon recommendation from the Committee. The Committee shall recommend committee assignments in accordance with the membership requirements specified in the Charter of each committee, and with due consideration given to each committee’s

B-1

Appendix B

annual assessment of its composition, performance and effectiveness and the desires and skills of individual directors.

4.	Develop and make recommendations to the Board for approval standards and processes for determining the independence of Board members that meet the rules and requirements of the Nasdaq Stock Market, Inc. and applicable laws and regulations. In addition, in accordance with such processes and using such standards, the Committee shall conduct a preliminary review of the independence of each Board member and provide its findings and make recommendations to the full Board regarding the independence of each Board member.

5.	Report regularly to the Board and recommend to the Board any improvements to this Charter deemed necessary or desirable by the Committee.

6.	Fulfill such other duties and responsibilities as are consistent with the purposes of the Committee enumerated in this Charter or as shall be delegated to it by the Board from time to time.

Delegation to Subcommittee

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee consisting of one or more members.

Committee Reports

     The Committee shall produce a summary of the actions taken at each Committee meeting, which shall be presented to the Board at the next succeeding Board meeting. The summary to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee.

Resources and Authority of the Committee

          The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

     As adopted by the Board on October 12, 2004.

B-2

Appendix C

CERTIFICATE OF AMENDMENT
to
CERTIFICATE OF INCORPORATION
of
WORLDQUEST NETWORKS, INC.

(to be renamed WQN, Inc.)

               WorldQuest Networks, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

               1. The amendment to the Company’s Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the DGCL.

               2. The Company’s Certificate of Incorporation is hereby amended by deleting Article 1.01 thereof and replacing in lieu thereof a new Article 1.01 reading in its entirety as follows:

               “1.01 The name of the corporation is: WQN, INC.”

               IN WITNESS WHEREOF, the Company has caused this certificate to be executed this 12 day of October, 2004.

WORLDQUEST NETWORKS, INC.
By: /s/ Victor E. Grijalva
Name: Victor E. Grijalva
Title: Secretary

C-1

COMMON STOCK PROXY
WORLDQUEST NETWORKS, INC.
THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of WorldQuest Networks, Inc. (the “Company”) to be held at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, beginning at 10:00 a.m., Dallas time, on November 9, 2004 and the Proxy Statement in connection therewith and (2) appoints B. Michael Adler and Victor E. Grijalva, and each of them, the undersigned’s proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof. The undersigned directs that the undersigned’s proxy be voted as follows:

1.	ELECTION OF DIRECTORS	[ ]	FOR all nominees listed below (except as marked to the contrary below)	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below

B. Michael Adler, E. Denton Jones, Robert A. Farmer, Elizabeth H. Buchler, and Hal H. Bibee

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided below.)

2.	AMENDMENT OF COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “WQN, INC.”	[ ]	FOR Approval of Amendment to Certificate of Incorporation to Change the Name of the Company to “WQN, Inc.”	[ ]	AGAINST Approval of Amendment to Certificate of Incorporation to Change the Name of the Company to “WQN, Inc.”	[ ]	ABSTAIN from voting

3.	RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT	[ ]	FOR Ratification and Approval of Independent Public Accountant as described below	[ ]	AGAINST Ratification and Approval of Independent Public Accountant as described below	[ ]	ABSTAIN from voting

The Board of Directors, upon recommendation of its Audit Committee, has selected Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004.

4. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above, for the approval of the amendment to the Company’s Certificate of Incorporation to change the name of the Company to “WQN, Inc.” in item 2 above, and for ratification and appointment of independent public accountant in item 3 above.

          The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

          If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy in the enclosed envelope.

DATE                    , 2004

SIGNATURE OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER
Please date this proxy and sign your name
exactly as it appears hereon. Where there
is more than one owner, each should sign.
When signing as an attorney, administrator,
executor, guardian or trustee, please add
your title as such. If executed by a
corporation, the proxy should be signed by a
duly authorized officer.